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                                                                    EXHIBIT 23.3

                 CONSENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to use of our reports (and to all references to our Firm) included in or made part of this Registration Statement on Form F-1 for VersaTel Telecom International N.V.

                                          Arthur Andersen

Amsterdam, The Netherlands
June 22nd, 1999